April 30, 2015

SUMMARY PROSPECTUS

SIPT VP Market Growth Strategy Fund (SVPGX)

Class III

Before you invest, you may want to review the Fund's Prospectus, which contains information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/funds. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's Prospectus and Statement of Additional Information, dated April 30, 2015, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

Capital appreciation while maintaining broad equity and fixed income market participation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares. The table does not reflect fees or expenses that are, or may be, imposed under your variable annuity contracts or variable life insurance policies ("variable contracts"). If the information below were to reflect the deduction of insurance charges, fees and expenses would be higher. For more information on these charges, please refer to the documents governing your variable contract or consult your plan administrator.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class III
Management Fees	0.10%
Distribution (12b-1) Fees	0.30%
Other Expenses	2.58%
Acquired Fund Fees and Expenses (AFFE)*	0.80%
Total Annual Fund Operating Expenses	3.78%
Less Fee Reductions and/or Expense Reimbursements	(2.13)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements^	1.65%†

* AFFE has been restated to reflect estimated AFFE for the upcoming fiscal year.

† The Fund incurred AFFE during the most recent fiscal year, and therefore the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus). The financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

^ Effective April 30, 2015, the Fund's administrator and/or its affiliates have contractually agreed to waive fees and reimburse expenses for a period of one year in order to keep total direct operating expenses (exclusive of interest from borrowings, brokerage commissions, taxes, AFFE and other extraordinary expenses not incurred in the ordinary course of the Fund's business) from exceeding 0.85%. This fee waiver and reimbursement agreement shall remain in effect until April 30, 2016, unless earlier terminated. The agreement may be amended or terminated only with the consent of the Board of Trustees.

seic.com

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example does not reflect expenses and charges which are, or may be, imposed under your variable contract. If the Example did reflect such expenses and charges, the costs reflected below would be higher. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
VP Market Growth Strategy Fund — Class III Shares	$168	$959	$1,769	$3,883

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the VP Market Growth Strategy Fund will seek to generate capital appreciation while maintaining broad equity and fixed income market participation. The Fund predominantly invests in other SEI funds, each of which has its own investment goal (the Underlying SEI Funds). The Underlying SEI Funds invest, in turn, in securities and other instruments of various asset classes. Each of the Underlying SEI Funds is managed by one or more sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) under the supervision of SEI Investments Management Corporation (SIMC or the Adviser), or in certain circumstances is managed directly by SIMC.

The Fund's assets may be diversified across Underlying SEI equity funds, bond and money market funds, real estate funds and multi-asset funds. The equity funds may consist of a wide range of investment styles that provide investment exposure to U.S. and/or foreign equity securities of companies of various capitalization ranges. The bond funds may consist of a wide range of investment styles that provide exposure to U.S. and/or foreign fixed income securities of varying credit quality (including junk bonds), maturity and duration. The real estate funds provide exposure to the equity securities of real estate companies. The multi-asset funds consist of funds that seek to achieve their investment goals by selecting investments from among a broad range of asset classes. A multi-asset fund may also adjust its allocation among asset classes over short periods of time, and therefore it may provide the Fund with a dynamic investment component. Although a multi-asset fund could consist of equity securities, bonds or real estate securities, it may also provide exposure to additional asset classes, such as commodities.

The Fund's assets are allocated among a variety of Underlying SEI Funds within the following percentage ranges:

Underlying SEI Fund Type	Investment Range (Percentage of the Fund's Assets)
U.S. Equity Funds	10-85%
Investment Grade Bond & Money Market Funds	0-50%
Non-Investment Grade Bond Funds	0-35%
International Equity Funds	0-35%
Real Estate Funds	0-20%
Multi-Asset Investment Funds	0-60%

The Fund may also directly invest in interests of exchange traded products (ETPs) (including exchange-traded funds structured as investment companies (ETFs), exchange-traded notes (ETNs) and exchange-traded commodity pools), shares of other investment companies, and derivative instruments, such as futures contracts, options, forward contracts and swaps. The Fund may invest in such instruments to implement an investment technique or achieve a specific asset class exposure that could not be efficiently implemented from an allocation to the Underlying SEI Funds alone. For instance, the Fund may invest in such securities to offset or pursue a sector overweight or underweight, to hedge or increase exposure to a specific currency, to gain exposure to additional asset classes, to adjust characteristics of the Fund, such as interest rate duration or

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yield curve exposure, or to otherwise enhance or offset exposures incurred by the Fund through its investments in the Underlying SEI Funds.

Principal Risks

The success of the Fund's investment strategy depends on SIMC's allocation of assets among the Underlying SEI Funds and its selection of other investment companies, ETPs and derivative instruments in which to invest that portion of the Fund's assets not allocated to the Underlying SEI Funds. In managing the Fund, SIMC may be incorrect in assessing market trends or the value or growth capability of particular asset classes or other investments. In addition, the methodology by which SIMC allocates the Fund's assets among the Underlying SEI Funds and other investments may not achieve desired results and may cause the Fund to lose money or underperform other comparable mutual funds.

The Underlying SEI Funds and other investment companies and ETPs in which the Fund invests may apply any of a variety of investment strategies and may invest in a broad range of asset classes, securities and other investments to attempt to achieve their designated investment goals. The principal risks of the Fund as a result of its investments in the Underlying SEI Funds and other investment companies, ETPs or other investments are set forth below.

Asset Allocation Risk — The risk that SIMC's decisions regarding asset classes and Underlying SEI Funds will not anticipate market trends successfully.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risk of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate for these risks, they are sometimes referred to as "high yield bonds," but there is no guarantee that an investment in these securities will result in a high rate of return.

Commodity Investments Risk — Certain Underlying SEI Funds may invest a portion of their assets in a wholly owned subsidiary that is not registered under the Investment Company Act of 1940 and invests directly in commodities and commodity-related instruments. Other Underlying SEI Funds may have indirect exposure to commodities by investing in commodity-related instruments. Commodity investments and derivatives may be more volatile and less liquid than direct investments in the underlying commodities themselves. Commodity-related equity returns can also be affected by the issuer's financial structure or the performance of unrelated businesses. The value of a commodity investment or a derivative investment in commodities is typically based upon the price movements of a physical commodity, a commodity futures contract or commodity index or some other readily measurable economic variable that is dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment, changes in interest rates, or factors affecting a particular industry or commodity, such as natural disasters, weather and U.S. and international economic, political and regulatory developments.

Currency Risk — The Fund and certain Underlying SEI Funds will be subject to the risk that currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities or by the imposition of currency controls or other political developments in the U.S. or abroad.

Derivatives Risk — The use of futures contracts, forward contracts, options and swaps is subject to market risk, leverage risk, correlation risk and liquidity risk. Market risk is the risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. Leverage risk is the risk that a small percentage of assets invested in a derivative can have a disproportionately larger impact on the Fund or an Underlying SEI Fund. Correlation risk is the risk that changes in the value of a derivative instrument may not correlate perfectly with changes in the value of the derivative instrument's underlying asset, rate or index. Liquidity risk is the risk that the derivative may be difficult or impossible to sell at the time and the price that the Fund or an Underlying SEI Fund would like, which may cause the Fund or the Underlying SEI Fund to have to lower the selling price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Fund's or the Underlying SEI Fund's management or performance. The use of swaps and over-the-counter forward contracts and options is also subject to credit risk and valuation risk. Credit risk is the risk that the issuer of a security or counterparty to a derivatives contract will default or otherwise become unable to honor its financial obligation to the Fund or the Underlying SEI Fund under the contract. Valuation risk is the risk that the derivative may be difficult to value and/or valued incorrectly. Each of the above risks could cause the Fund or an Underlying SEI Fund to lose more than the principal amount invested in a derivative instrument.

Equity Market Risk — The risk that prices of stocks will fall over short or extended periods of time.

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Exchange-Traded Products (ETPs) Risk — The risks of owning interests of an ETP, such as an ETF, ETN or exchange-traded commodity pool, generally reflect the same risks as owning the underlying securities or other instruments that the ETP is designed to track. The shares of certain ETPs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETP's shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF's investments, which may be emphasized in less liquid markets. The value of an ETN may also differ from the valuation of its reference market or instrument due to changes in the issuer's credit rating. By investing in an ETP, the Fund or an Underlying SEI Fund indirectly bears the proportionate share of any fees and expenses of the ETP in addition to the fees and expenses that the Fund and its shareholders directly bear in connection with the Fund's operations. Because certain ETPs may have a significant portion of their assets exposed directly or indirectly to commodities or commodity-linked securities, developments affecting commodities may have a disproportionate impact on such ETPs and may subject the ETPs to greater volatility than investments in traditional securities.

Fixed Income Market Risk — The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. In response to these events, the Fund's value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund's liquidity or force the Fund to sell securities into a declining or illiquid market.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements, and different legal, regulatory and tax environments. These additional risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Investment Company Risk — When the Fund or an Underlying SEI Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company's expenses. In addition, while the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, the Fund may be subject to additional or different risks than if the Fund or an Underlying SEI Fund had invested directly in the underlying investments.

Real Estate Industry Risk — Securities of companies principally engaged in the real estate industry may be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions.

Short Sales Risk — A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefore) at a later date at a lower price. Short sales entered into by an Underlying SEI Fund expose the Fund to the risk that the Underlying SEI Fund will be required to buy a security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Underlying SEI Fund and, therefore, the Fund that is potentially unlimited. Reinvesting proceeds received from short selling may create leverage, which can amplify the effects of market volatility on the share price of an Underlying SEI Fund and, therefore, the Fund. Investment in short sales may also cause an Underlying SEI Fund to incur expenses related to borrowing securities.

Small and Medium Capitalization Risk — Small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small and medium capitalization stocks may be more volatile than those of larger companies. Small and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Investing in the Fund involves risk, and there is no guarantee that the Fund will achieve its investment goal. You could lose money on your investment in the Fund, just as you could with other investments.

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Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the Fund's performance for the past calendar year and by showing how the Fund's average annual returns for 1 year and since inception compare with those of broad measures of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 3.92% (06/30/14)

Worst Quarter: -1.92% (09/30/14)

Average Annual Total Returns (for the periods ended December 31, 2014)

This table compares the Fund's average annual total returns for Class III Shares to those of a broad-based index and two additional indices: the Barclays Capital U.S. Aggregate Bond Index and the Morgan Stanley Capital International (MSCI) Europe, Australasia and the Far East (EAFE) Index. The Barclays Capital U.S. Aggregate Bond Index and the MSCI EAFE Index, in conjunction with the broad-based index, are used to track the broad range of allocations the Fund makes to the Underlying SEI Funds, while each index individually only tracks one specific allocation of the Fund. The foregoing indices, when considered together, may provide investors with a useful comparison of the Fund's overall performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In the event of negative performance, the Fund's returns after taxes on distributions and sale of Fund Shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund Shares. As a result, the Fund's returns after taxes on distributions and sale of Fund Shares may exceed the Fund's returns before taxes and/or returns after taxes on distributions.

VP Market Growth Strategy Fund — Class III Shares	1 Year	Since Inception* (10/15/2013)
Return Before Taxes	3.85%	5.89%
Return After Taxes on Distributions	2.57%	4.81%
Return After Taxes on Distributions and Sale of Fund Shares	2.20%	4.02%
Barclays Capital U.S. Aggregate Bond Index Return (reflects no deduction for fees, expenses or taxes)	5.97%	4.25%
S&P 500 Index Return (reflects no deduction for fees, expenses or taxes)	13.69%	17.01%
MSCI EAFE Index Return (reflects no deduction for fees, expenses or taxes)	-4.90%	-0.38%

* Index Returns shown from October 31, 2013

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Management

Investment Adviser. SEI Investments Management Corporation

Portfolio Managers.

Portfolio Manager	Experience with Fund	Title with Adviser
James R. Solloway	Since 2013	Senior Portfolio Manager
James Smigiel	Since 2013	Managing Director and Head of Portfolio Strategies Group
Ryan Schneck	Since 2013	Portfolio Manager

Purchase and Sale of Fund Shares

You cannot purchase or sell (redeem) shares of the Fund directly. Please contact the insurance company that issued your variable contract for more information on the purchase and sale of Fund shares.

Tax Information

The Fund expects, based on its investment objective and strategies, that its distributions, if any, will consist of ordinary income, capital gains, or some combination of both. Because shares of the Fund must be purchased through variable products, such distributions will be exempt from current taxation if left to accumulate within the variable product. Please contact the insurance company that issued your variable product for more information on the tax status of the Fund.

Payments to Insurance Companies and Other Financial Intermediaries

If you invest in the Fund through a variable contract issued by an insurance company, the Fund and its adviser or distributor or their affiliates may make payments to the insurance company issuer of the variable contract or make payments to a broker-dealer or other financial intermediary. These payments may create a conflict of interest by influencing the insurance company to make the Fund available as an investment option for the variable contract or by influencing the broker-dealer or other intermediary and your salesperson to recommend the variable contract and/or the Fund over other options. Ask your salesperson or visit your financial intermediary's website for more information.